EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Nov-05                                                             30-Nov-05

Distribution Date:      BMW Vehicle Owner Trust 2003-A                 Period #
27-Dec-05               ------------------------------                       32

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Balances
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

                                                                                Initial             Period End
      Receivables                                                        $1,643,640,298           $304,912,651
      Reserve Account                                                       $12,327,302             $8,218,201
      Yield Supplement Overcollateralization                                 $9,034,825             $1,722,557
      Class A-1 Notes                                                      $380,000,000                     $0
      Class A-2 Notes                                                      $455,000,000                     $0
      Class A-3 Notes                                                      $470,000,000                     $0
      Class A-4 Notes                                                      $296,913,000           $270,497,621
      Class B Notes                                                         $32,692,000            $32,692,000

Current Collection Period
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      Beginning Receivables Outstanding                                    $327,234,980
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                              $13,914,550
               Receipts of Pre-Paid Principal                                $7,835,665
               Liquidation Proceeds                                            $308,189
               Principal Balance Allocable to Gross Charge-offs                $263,925
          Total Receipts of Principal                                       $22,322,329

          Interest Distribution Amount
               Receipts of Interest                                          $1,401,146
               Servicer Advances                                                     $0
               Reimbursement of Previous Servicer Advances                      ($1,934)
               Accrued Interest on Purchased Receivables                             $0
               Recoveries                                                       $22,287
               Net Investment Earnings                                          $23,607
          Total Receipts of Interest                                         $1,445,105

          Release from Reserve Account                                               $0

      Total Distribution Amount                                             $23,503,509

      Ending Receivables Outstanding                                       $304,912,651

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                  $114,583
      Current Period Servicer Advance                                                $0
      Current Reimbursement of Previous Servicer Advance                        ($1,934)
      Ending Period Unreimbursed Previous Servicer Advances                    $112,650

Collection Account
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      Deposits to Collection Account                                        $23,503,509
      Withdrawals from Collection Account
          Servicing Fees                                                       $272,696
          Class A Noteholder Interest Distribution                             $617,062
          First Priority Principal Distribution                                      $0
          Class B Noteholder Interest Distribution                              $79,823          $22,259,877
          Regular Principal Distribution                                    $22,180,055              $23,607
          Reserve Account Deposit                                                    $0          $22,236,271
          Unpaid Trustee Fees                                                        $0
          Excess Funds Released to Depositor                                   $353,874
      Total Distributions from Collection Account                           $23,503,509

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Excess Funds Released to the Depositor
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          Release from Reserve Account                                               $0
          Release from Collection Account                                      $353,874
      Total Excess Funds Released to the Depositor                             $353,874

Note Distribution Account
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      Amount Deposited from the Collection Account                          $22,876,940
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $22,876,940

Distributions
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      Monthly Principal Distributable Amount                            Current Payment     Ending Balance    Per $1,000     Factor
      Class A-1 Notes                                                                $0                 $0         $0.00      0.00%
      Class A-2 Notes                                                                $0                 $0         $0.00      0.00%
      Class A-3 Notes                                                                $0                 $0         $0.00      0.00%
      Class A-4 Notes                                                       $22,180,055       $270,497,621        $74.70     91.10%
      Class B Notes                                                                  $0        $32,692,000         $0.00    100.00%

      Interest Distributable Amount                                     Current Payment         Per $1,000
      Class A-1 Notes                                                                $0              $0.00
      Class A-2 Notes                                                                $0              $0.00
      Class A-3 Notes                                                                $0              $0.00
      Class A-4 Notes                                                          $617,062              $2.08
      Class B Notes                                                             $79,823              $2.44



Carryover Shortfalls
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                                                                                Prior
                                                                          Period Carryover    Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                         $0                 $0            $0
      Class A-2 Interest Carryover Shortfall                                         $0                 $0            $0
      Class A-3 Interest Carryover Shortfall                                         $0                 $0            $0
      Class A-4 Interest Carryover Shortfall                                         $0                 $0            $0
      Class B Interest Carryover Shortfall                                           $0                 $0            $0


Receivables Data
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                                                                       Beginning Period      Ending Period
      Number of Contracts                                                        29,178             28,268
      Weighted Average Remaining Term                                             23.52              22.61
      Weighted Average Annual Percentage Rate                                     5.13%              5.13%

      Delinquencies Aging Profile End of Period                           Dollar Amount         Percentage
          Current                                                          $269,327,886             88.33%
          1-29 days                                                         $27,368,423              8.98%
          30-59 days                                                         $5,895,890              1.93%
          60-89 days                                                         $1,172,495              0.38%
          90-119 days                                                          $332,839              0.11%
          120+ days                                                            $815,117              0.27%
          Total                                                            $304,912,651            100.00%
          Delinquent Receivables +30 days past due                           $8,216,341              2.69%


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      Write-offs
          Gross Principal Write-Offs for Current Period                        $263,925
          Recoveries for Current Period                                         $22,287
          Net Write-Offs for Current Period                                    $241,638

          Cumulative Realized Losses                                         $7,693,791


      Repossessions                                                       Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                     $864,559                 53
          Ending Period Repossessed Receivables Balance                        $651,515                 42
          Principal Balance of 90+ Day Repossessed Vehicles                    $153,692                 10



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                       $1,864,831
      Beginning Period Amount                                                $1,864,831
      Ending Period Required Amount                                          $1,722,557
      Current Period Release                                                   $142,274
      Ending Period Amount                                                   $1,722,557
      Next Distribution Date Required Amount                                 $1,586,004

Reserve Account
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      Beginning Period Required Amount                                       $8,218,201
      Beginning Period Amount                                                $8,218,201
      Net Investment Earnings                                                   $23,607
      Current Period Deposit                                                         $0
      Current Period Release to Collection Account                                   $0
      Current Period Release to Depositor                                            $0
      Ending Period Required Amount                                          $8,218,201
      Ending Period Amount                                                   $8,218,201

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